Debt	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
Debt Disclosure
DEBT

Mortgages and other notes payable consist of the following (in thousands):

	December 31,
Description	2011	2010
Fixed rate notes
$1.4 million 5.00% Note, Due 2012	$1,318	$—
$14.1 million 5.695% Note, due 2013	14,110	—
$3.0 million 6.00% Note, due 2021 (1)	2,978	—
$10.0 million 6.04% Note, due 2014	9,326	9,498
$1.5 million 6.50% Note, due 2014	1,471	1,496
$11.2 million 6.52% Note, due 2015	10,763	10,908
$21.4 million 6.53% Notes, due 2013	19,524	20,142
$24.5 million 6.56% Note, due 2013	23,597	24,030
$9.9 million 6.63% Notes, due 2014	9,221	9,498
$0.5 million 3.25% Notes, due 2012	23	13
Floating rate notes
Unsecured line of credit LIBOR plus 3.50% to 4.50%, due 2013	11,000	—
$26.9 million LIBOR plus 2.60% Note, due 2013	24,559	25,356
	$127,890	$100,941

(1)
The 6.00% interest rate is fixed through March 30, 2016. On March 31, 2016 the interest rate will reset to the rate of interest for a five year balloon note with a thirty year amortization as published by the Federal Home Loan Bank.

Our debt was collateralized by 26 operating properties as of December 31, 2011 with a combined net book value of $143.2 million and 23 operating properties as of December 31, 2010 with a combined net book value of $110.1 million.  Our loans contain restrictions that would require the payment of prepayment penalties for the acceleration of outstanding debt and are secured by deeds of trust on certain of our properties and the assignment of certain rents and leases associated with those properties.
On December 22, 2011, we, operating through our subsidiary, Whitestone Pinnacle of Scottsdale, L.L.C. a Delaware limited liability company ("Whitestone Pinnacle"), assumed a promissory note (the "Pinnacle Note") in the amount of $14.1 million payable to U.S. Bank National Association with an applicable interest rate of 5.695% per annum. Monthly payments of $91,073 began on January 1, 2012 and continue thereafter on the first day of each calendar month until June 1, 2013.
The Pinnacle Note is a non-recourse loan secured by our Pinnacle of Scottsdale property, located in Scottsdale, Arizona, and a limited guarantee by Whitestone and us. In conjunction with the Pinnacle Note, a deed of trust was executed by Whitestone Pinnacle which contains customary terms and conditions, including representations, warranties and covenants by Whitestone Pinnacle that include, without limitation, assignment of rents, warranty of title, insurance requirements and maintenance, use and management of the properties.
The Pinnacle Note contains events of default that include, among other things, non-payment and default under the deed of trust. Upon occurrence of an event of default, the lender is entitled to accelerate all obligations of Whitestone Pinnacle. The lender will also be entitled to receive the entire unpaid balance and unpaid interest at a default rate.
On December 28, 2011, we, operating through our subsidiary, Whitestone Shops at Starwood-Phase III LLC., a Delaware limited liability company ("Whitestone Starwood"), assumed a promissory note (the "Starwood Note") in the amount of $1.4 million payable to Sovereign Bank, with an applicable interest rate of 5.0% per annum. Monthly payments of $5,780 became due on January 1, 2012 and continue thereafter on the first day of each calendar month until December 31, 2012.
The Starwood Note is a non-recourse loan secured by the borrower's future development land parcel adjacent to its Shops at Starwood property, located in Frisco, Texas, and a limited guarantee by the Partnership. In conjunction with the Starwood Note, a deed of trust was executed by Whitestone Starwood which contains customary terms and conditions, including representations, warranties and covenants by Whitestone Starwood that include, without limitation, assignment of rents, warranty of title, insurance requirements and maintenance, use and management of the properties.
The Starwood Note contains events of default that include, among other things, non-payment and default under the deed of trust. Upon occurrence of an event of default, the lender is entitled to accelerate all obligations of Whitestone Starwood. The lender will also be entitled to receive the entire unpaid balance and unpaid interest at a default rate.
Effective June 13, 2011, we entered into an agreement with Harris Bank, part of BMO Financial Group, for an unsecured revolving credit facility (the "Facility") with an initial committed amount of $20 million. The Facility is expandable to $75 million and matures two years from closing, with a 12-month extension available upon lender approval. We will use the Facility for general corporate purposes, including acquisitions and redevelopment of existing properties in our portfolio.
Borrowings under the Facility accrue interest (at our option), based on total indebtedness to total asset value ratio, at either the Eurodollar Loan Rate at 3.5% to 4.5% or the Base Rate at 2.5% to 3.5%. Base Rate means the higher of: (a) the bank's prime commercial rate, (b) the sum of (i) the average rate quoted the bank by two or more federal funds brokers selected by the bank for sale to the bank at face value of federal funds in the secondary market in an amount equal or comparable to the principal amount for which such rate is being determined, plus (ii) 1/2 of 1%, and (c) the LIBOR rate for such day plus 1.00%.
Eurodollar Loan Rate means LIBOR divided by the Eurodollar Reserve Percentage. The Eurodollar Reserve Percentage means the maximum reserve percentage at which reserves are imposed by the Board of Governors of the Federal Reserve System.

The Facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants, such as information reporting requirements, maximum total indebtedness to total asset value, minimum earnings before interest, tax, depreciation and amortization ("EBITDA") to fixed charges, and maintenance of net worth. The Facility also contains customary events of default with customary cure and notice, including, without limitation, nonpayment, breach of covenant, misrepresentation of representations and warranties in a material respect, cross-default to other major indebtedness, change of control, bankruptcy, and loss of REIT tax status. We are currently in compliance with these covenants. As of December 31, 2011, $11 million was drawn on the Facility, and our remaining borrowing capacity was $9 million. On February 27, 2012, we entered into a new $125 million unsecured revolving credit facility, which replaced the Facility. See Note 19.

Certain other of our loans are subject to customary covenants.  As of December 31, 2011, we were in compliance with all loan covenants.

Annual maturities of notes payable as of December 31, 2011 are due during the following years:

Amount Due
Year	(in thousands)

2012	$4,276
2013	91,298
2014	19,191
2015	10,315
2016	49
2017 and thereafter	2,761
Total	$127,890

Contractual Obligations

As of December 31, 2011, we had the following contractual debt obligations:

		Payment due by period (in thousands)
Contractual Obligations	Total	Less than 1 year (2012)	1 - 3 years (2013 - 2014)	3 - 5 years (2015 - 2016)	More than 5 years (after 2016)
Long-Term Debt - Principal	$127,890	$4,276	$110,489	$10,364	$2,761
Long-Term Debt - Fixed Interest	13,575	5,784	6,279	837	675
Long-Term Debt - Variable Interest (1)	1,924	1,104	820	—	—
Operating Lease Obligations	53	29	24	—	—
Total	$143,442	$11,193	$117,612	$11,201	$3,436

(1)
As of December 31, 2011, we had two loans totaling $35.6 million which bore interest at a floating rate.  The variable interest rate payments are based on LIBOR plus 2.60% to LIBOR plus 4.50%.  The information in the table above reflects our projected interest rate obligations for the floating rate payments based on one-month LIBOR as of December 31, 2011, of 0.26%.